UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05019

Exact name of registrant as specified in charter:	Nicholas-Applegate
Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Nicholas-Applegate®

Growth Equity Fund

DECEMBER 31, 2005	ANNUAL REPORT

FUND TYPE

Stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

February 15, 2006

Dear Shareholder:

We would like to help you better understand the process that’s being used to manage the Nicholas-Applegate Growth Equity Fund’s investment portfolio. Our investment management team looks for opportunities that are created when investors underreact to changing information. Using a multifactor quantitative model, the team seeks out companies whose earnings growth is accelerating and then buys shares before the overall market responds. Similarly, the team sells positions when the model identifies slowdowns in earnings growth.

Over this reporting period, the Fund’s investment strategy has contributed to returns that exceeded the average of its peers as measured by the Lipper Mid-Cap Growth Funds Average. Although past performance is not indicative of future returns, this recent performance marks a very positive development for the Fund.

We believe the Fund can play a significant role in a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage risk by not being overly exposed to any particular asset class and it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

Consistent with industry best practices and recent regulatory requirements, the Board of the Fund has elected an independent director as its chairman.

We appreciate your confidence in the Nicholas-Applegate Growth Equity Fund.

Sincerely,

Robert F. Gunia, President

Nicholas-Applegate Growth Equity Fund

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of Nicholas-Applegate® Growth Equity Fund (the Fund) is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	11.44%	–39.52%	58.92%	338.92%
Class B	10.62	–41.90	46.79	179.53
Class C	10.62	–41.90	46.79	90.00
Class Z	11.62	–38.90	N/A	43.94
S&P MidCap 400 Index[3]	12.56	51.09	282.45	***
Russell Midcap® Growth Index[4]	12.10	7.09	142.60	****
Lipper Mid-Cap Growth Funds Avg.[5]	9.79	0.32	125.85	*****

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	5.31%	–10.59%	4.15%	7.89%
Class B	5.62	–10.47	3.91	7.31
Class C	9.62	–10.29	3.91	5.78
Class Z	11.62	–9.38	N/A	4.23
S&P MidCap 400 Index[3]	12.56	8.60	14.36	***
Russell Midcap® Growth Index[4]	12.10	1.38	9.27	****
Lipper Mid-Cap Growth Funds Avg.[5]	9.79	–0.48	8.05	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.

3The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed.

4The Russell Midcap® Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

5The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mid-Cap Growth Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

The returns for the S&P MidCap 400 Index and the Russell Midcap® Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns are 1,064.01% for Class A, 618.81% for Class B, 403.86% for Class C, and 225.69% for Class Z. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns are 13.99% for Class A, 14.48% for Class B, 15.22% for Class C, and 14.45% for Class Z.

****Russell Midcap® Growth Index Closest Month-End to Inception cumulative total returns are 559.59% for Class A, 341.03% for Class B, 234.02% for Class C, and 114.32% for Class Z. Russell Midcap® Growth Index Closest Month-End to Inception average annual total returns are 10.58% for Class A, 10.71% for Class B, 11.14% for Class C, and 9.10% for Class Z.

*****Lipper Average Closest Month-End to Inception cumulative total returns are 490.94% for Class A, 316.11% for Class B, 216.02% for Class C, and 110.82% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 9.66% for Class A, 9.99% for Class B, 10.23% for Class C, and 8.53% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 12/31/05
Pride International, Inc., Oil & Gas Equipment & Services	1.91%
National Semiconductor Corp., Semiconductors	1.82%
ENSCO International, Inc., Oil & Gas Production/Pipeline	1.76%
Dun & Bradstreet Corp., Financial/Business Services	1.75%
Agilent Technologies, Inc., Electronics	1.75%

Holdings are subject to change.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 12/31/05
Oil & Gas	7.6%
Semiconductors	6.7
Retail/Wholesale Specialty Chain	6.5
Electronic Components	6.1
Drugs & Healthcare	4.4

Industry weightings are subject to change.

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Investment Subadvisor’s Report

Nicholas-Applegate Capital Management

U.S. equities displayed resilience in 2005, with all the major U.S. indexes finishing in positive territory by December 31. The year was marked by growing inflation pressure, record oil prices, and a devastating Gulf Coast hurricane season. In its effort to maintain price stability, the Federal Open Market Committee hiked lending rates by 25 basis points eight consecutive times: from 2.25% on January 1 to 4.25% on December 31. Depending mostly on market-cap range, stock performance varied significantly during the period, with the Dow Jones Industrials and NASDAQ gaining 1.7% and 2.1% respectively, and the Russell Midcap Growth Index surging over 12%.

Markets kicked off the year with modest losses in January. Reports of accelerating economic growth at the close of 2004 were overshadowed by a mixed start to fourth-quarter corporate earnings reporting and security concerns surrounding the U.S. presidential inauguration and elections in Iraq. A dynamic that would persist throughout 2005 gained footing during the first quarter as rising energy prices segued into fears of broader price inflation and speculation that the Federal Reserve would raise interest rates at a quickened pace.

General misgivings surrounding the direction of the market continued into the second quarter. Several U.S. indexes struck a low for the year in April as government data revealed anemic job growth and earnings at IBM and Wal-Mart were weaker than expected. Equities rebounded in May as energy prices stabilized, although another discouraging report from Wal-Mart sparked concerns about the health of American consumer spending. Stocks were mixed in June based on a drop in consumer and producer prices but a rise in energy prices. Oil gained almost 9% during the month, rising over 34% during the first half of the year.

Strong July performance was sufficient to carry investors through a disappointing August and a mixed September, with all major U.S. indexes gaining moderately for the third quarter. Compelling corporate earnings, better-than-expected jobless figures, and the devaluation of the Chinese yuan gave investors confidence early on, although sentiments shifted in August. Hurricanes Katrina and Rita devastated lives, shut down two major U.S. cities, and halted vital oil production and refinement. In the weeks following the first storm, jobless figures jumped, manufacturing activity stumbled, and consumer confidence plummeted. Officials estimated that the cost of recovery could reach $200 billion, but the overall economic impact would be limited to the near term.

As the Gulf Coast slowly recovered, so did the economy. November saw gas prices fall 16%, while consumer confidence rebounded and inflation expectations moderated. In December, the S&P 500 Index notched a high for the year amid robust job growth and the largest retreat in consumer prices since the Truman Administration.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	5

Investment Subadvisor’s Report (continued)

However, as the holidays approached, the year-end rally sputtered on emerging weakness in the housing and bond markets. Reports revealed falling sales and mounting inventories of new and existing homes. In the bond market, the yield on 10-year Treasurys slipped below the yield on two-year Treasurys, producing the first inverted yield curve since December 2000. Inverted yield curves don’t always portend economic downturn, but they have foreshadowed the past four recessions. By historical standards, the 2005 inversion was weak, but of significance nonetheless.

Despite macroeconomic challenges, corporate earnings growth was robust throughout 2005. According to Thomson Financial, if fourth-quarter 2005 estimates are realized, it will mark the third-longest period of successive double-digit quarterly earnings growth since 1950. Energy companies saw some of the strongest results, as reflected in Exxon Mobil’s third-quarter earnings of $9.9 billion, the largest quarterly profit in U.S. corporate history. U.S. businesses were at a disadvantage relative to international peers during the year. The U.S. dollar appreciated almost 15% against the yen and euro in 2005, making American exports comparably more expensive in the global market.

As measured by the Russell family of indexes, mid-cap stocks again outperformed small- and large-cap stocks in 2005, while value tended to outperform growth. All sectors of the Russell Midcap Index saw gains, but leadership was strongest in the energy and telecommunications sectors, which returned 56.2% and 47.5% respectively for the year. Consumer discretionary and information technology stocks saw the weakest returns at 3.2% and 4.2% respectively.

Portfolio specifics

For the 12 months ended December 31, 2005, the Nicholas-Applegate Growth Equity Fund Class A shares gained 11.44%. In comparison, the Standard & Poor’s MidCap 400 Index rose 12.56% and the Russell Midcap Growth Index advanced 12.10%. The Lipper Mid-Cap Growth Funds Average, a measure of peer-group performance, increased 9.79%.

Fund performance was broadly in line with the style-appropriate Russell Midcap Growth Index throughout the year, with the Fund closing 2005 trailing the benchmark but ahead of its peer group. During the first quarter, the Fund outperformed the benchmark, but for the remainder of the year, the benchmark outperformed the Fund. According to Lipper, the Fund produced higher returns than its peer group for all but the final quarter of 2005.

Both the Fund and the Russell Midcap Growth Index lost ground in the first quarter as investor pessimism dampened stock prices across the U.S. equity markets. On a relative basis, the Fund fell less than the benchmark because of effective stock

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selection in the financials, industrials, and healthcare sectors, and relative weighting in the energy and materials sectors. Two of the largest contributors to Fund performance were United Defense Industries, which announced a merger with Britain’s BAE Systems in March, and Grant Prideco, Inc., an oil field equipment and services provider that benefited from rising energy prices. The information technology companies Sanmina-Sci Corporation and McAfee, Inc. were among the laggards during the period.

After sliding further in April, U.S. equities reversed course in May and mid-cap investors closed the second quarter with modest gains. Even before the Atlantic hurricane season started, investors were coming to terms with signs of a mature economy including a flattening yield curve, sluggish manufacturing, and slowing in non-farm payrolls. Leadership within the Fund portfolio was provided by the consumer discretionary, energy, and consumer staples sectors. The strongest contributing stocks within those groups included media services provider Cablevision, energy services firm Cal Dive International, and superstore operator Bed Bath and Beyond. Not all Fund holdings were rewarded by the market. In particular, positions in the financials, industrials, and healthcare sectors underperformed on a relative basis.

The third quarter was marked by an unprecedented Atlantic storm season and the highest oil and gas prices on record. While politicians and economists grappled with the impact of hurricanes Katrina and Rita, mid-cap stocks appreciated at the fastest pace of 2005. Compared to the benchmark, the Fund benefited from stock selection and relative weighting in the industrials, healthcare, and consumer staples sectors. Specifically, positions in the iron and steel manufacturer Precision Castparts and the network solutions provider Quanta Services were among the strongest relative contributors to Fund performance. Security selection in the information technology and energy sectors generally detracted from results.

During the final three months of 2005, both the Fund and its benchmark saw positive results. Fourth-quarter economic reports revealed job growth, the price of gasoline, and consumer confidence all returning to near pre-storm levels, while a significant drop in consumer prices relieved fears of spiraling inflation. Within the Fund, security selection and relative weighting were strongest in the healthcare and telecommunications services sectors. In particular, investors benefited from holdings of Health Scripts, a pharmacy benefit management firm; Humana Inc., an insurance services provider; and Crown Castle, the wireless communications tower management company. Positions in information technology, consumer discretionary, and industrials generally contributed the least to Fund performance.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	7

Investment Subadvisor’s Report (continued)

At December 31, 2005, the Fund was broadly diversified across industries and sectors. Relative to the Russell Midcap Growth Index, the Fund was underweight in the financials, consumer discretionary, and consumer staples sectors and overweight in the industrials, materials, and energy sectors.

Looking ahead

Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell Midcap Growth Index in both up and down markets. We are confident that our proprietary stock-selection model, in conjunction with our risk-controlled approach to portfolio construction, will produce strong results for shareholders over the long term.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005, at the beginning of the period, and held through the six-month period ended December 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Nicholas-Applegate Fund, Inc./ Nicholas-Applegate Growth Equity Fund		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,096.00	1.88%	$9.93
	Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55

Class B	Actual	$1,000.00	$1,090.70	2.67%	$14.07
	Hypothetical	$1,000.00	$1,011.75	2.67%	$13.54

Class C	Actual	$1,000.00	$1,090.70	2.67%	$14.07
	Hypothetical	$1,000.00	$1,011.75	2.67%	$13.54

Class Z	Actual	$1,000.00	$1,096.10	1.67%	$8.82
	Hypothetical	$1,000.00	$1,016.79	1.67%	$8.49

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2005 (to reflect the six-month period).

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Portfolio of Investments

as of December 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.3%
COMMON STOCKS
BASIC MATERIALS 2.2%

Chemicals 1.1%
30,700	Eastman Chemical Co.	$1,583,813

Metals & Mining 1.1%
22,000	Nucor Corp.	1,467,840
CAPITAL GOODS 2.4%

Diversified Manufacturing 2.4%
9,000	ITT Industries, Inc.	925,380
28,700	Precision Castparts Corp.	1,486,947
15,700	V.F. Corp.	868,838

		3,281,165
COMMERCIAL/INDUSTRIAL SERVICES 10.8%

Broadcasting/Media 1.0%
199,800	Sirius Satellite Radio, Inc.	1,338,660

Building & Construction 4.3%
24,000	KB HOME	1,743,840
23,900	Martin Marietta Materials, Inc.	1,833,608
39,300	Standard Pacific Corp.	1,446,240
12,200	Vulcan Materials Co.	826,550

		5,850,238

Business Services 0.9%
53,500	CSG Systems International, Inc.	1,194,120

Construction 0.8%
36,600	Masco Corp.	1,104,954

Other Commercial/Industrial Services 3.8%
30,900	ARAMARK Corp. (Class “B” Stock)	858,402
17,700	Parker Hannifin Corp.	1,167,492
86,000	Rollins, Inc.	1,695,060
84,300	Service Corporation International	689,574
11,500	W.W. Grainger, Inc.	817,650

		5,228,178

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	11

Portfolio of Investments

as of December 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

CONSUMER CYCLICAL 4.8%

Automotive Parts 0.9%
45,000	TRW Automotive Holdings Corp.(a)	$1,185,750

Distribution/Wholesale 1.5%
47,800	Genuine Parts Co.	2,099,376

Office Equipment 0.7%
17,600	HNI Corp.	966,768

Retail—Auto Parts 0.9%
13,800	AutoZone, Inc.(a)	1,266,150

Retail—Restaurants 0.8%
47,600	Applebee’s International, Inc.	1,075,284
CONSUMER DISCRETIONARY 4.8%

Cable TV 1.4%
80,900	Cablevision Systems Corp. (Class “A” Stock)(a)	1,898,723

Gaming 0.6%
23,500	Penn National Gaming, Inc.(a)	774,325

Hotel 1.0%
21,400	Marriott International, Inc. (Class “A” Stock)	1,433,158

Restaurants 0.9%
17,200	Brinker International, Inc.(a)	664,952
11,500	Yum! Brands, Inc.	539,120

		1,204,072

Tools 0.9%
14,500	Black & Decker Corp.	1,260,920
CONSUMER NON-CYCLICAL 12.5%

Biotechnology Healthcare 1.1%
24,000	Celgene Corp.(a)	1,555,200

Business Services 1.3%
19,400	Corporate Executive Board Co. (The)	1,740,180

Commercial Services 2.1%
24,500	McKesson Corp.	1,263,955
26,300	Pharmaceutical Product Development, Inc.(a)	1,629,285

		2,893,240

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Healthcare Services 2.9%
35,400	Health Net, Inc.(a)	$1,824,870
15,700	Lincare Holdings, Inc.	657,987
27,300	Quest Diagnostics, Inc.	1,405,404

		3,888,261

Medical 1.1%
14,300	Allergan, Inc.	1,543,828

Pharmaceuticals 4.0%
25,800	AmerisourceBergen Corp.	1,068,120
30,600	Forest Laboratories, Inc.(a)	1,244,808
47,100	Hospira, Inc.	2,014,938
58,600	Mylan Laboratories, Inc.	1,169,656

		5,497,522
CONSUMER NON-DURABLES 10.9%

Drugs & Healthcare 4.4%
21,700	Coventry Health Care, Inc.(a)	1,236,032
22,400	Express Scripts, Inc.	1,877,120
28,900	Humana, Inc.	1,570,137
53,200	IMS Health, Inc.	1,325,744

		6,009,033

Retail/Wholesale Specialty Chain 6.5%
33,100	Bed Bath & Beyond, Inc.(a)	1,196,565
48,500	Claire’s Stores, Inc.	1,417,170
19,400	Coach, Inc.(a)	646,796
19,100	Federated Department Stores, Inc.	1,266,903
52,300	Limited Brands, Inc.	1,168,905
46,800	Newell Rubbermaid, Inc.	1,112,904
53,500	Nordstrom, Inc.	2,000,900

		8,810,143
ENERGY 12.5%

Oil & Gas 7.6%
11,100	Amerada Hess Corp.	1,407,702
21,700	Frontier Oil Corp.	814,401
36,600	Helmerich & Payne, Inc.	2,265,906
20,600	Kerr-McGee Corp.	1,871,716
21,000	Pogo Producing Co.	1,046,010
23,100	Sunoco, Inc.	1,810,578
47,600	Williams Cos., Inc.	1,102,892

		10,319,205

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	13

Portfolio of Investments

as of December 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Oil & Gas Equipment & Services 1.9%
85,000	Pride International, Inc.	$2,613,750

Oil & Gas Production/Pipeline 3.0%
25,200	Diamond Offshore Drilling, Inc.	1,752,912
54,200	ENSCO International, Inc.	2,403,770

		4,156,682
FINANCIAL SERVICES 6.7%

Financial/Business Services 2.3%
14,400	CIT Group, Inc.	745,632
35,800	Dun & Bradstreet Corp.(a)	2,397,168

		3,142,800

Insurance 3.6%
34,900	Assurant, Inc.	1,517,801
40,800	CNA Financial Corp.(a)	1,335,384
43,750	W.R.Berkely Corp.	2,083,375

		4,936,560

Investment Management 0.8%
19,600	Alliance Capital Management Holding LP	1,107,204
INDUSTRIALS 11.0%

Automotive Parts 0.7%
11,100	Cummins, Inc.	996,003

Containers & Packaging 1.0%
71,400	Crown Holdings, Inc.(a)	1,394,442

Electronic Components 0.8%
35,200	Arrow Electronics, Inc.(a)	1,127,456

Electronics 1.8%
71,700	Agilent Technologies, Inc.(a)	2,386,893

Machinery & Equipment 1.3%
29,000	Rockwell Automation, Inc.	1,715,640

Manufacturing 1.0%
21,800	Teleflex, Inc.	1,416,564

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Transportation/Trucking/Shipping 4.4%
12,700	CNF, Inc.	$709,803
43,600	CSX Corp.	2,213,572
51,800	GATX Corp.	1,868,944
53,500	Laidlaw International, Inc.	1,242,805

		6,035,124
TECHNOLOGY 20.7%

Computer Services 0.8%
24,200	Checkfree Corp.(a)	1,110,780

Computer Services & Software 2.0%
155,000	Compuware Corp.	1,390,350
48,900	Reynolds & Reynolds Co., (The) (Class “A” Stock)	1,372,623

		2,762,973

Computer Software 2.1%
27,000	McAfee, Inc.(a)	732,510
30,300	Network Appliance, Inc.(a)	818,100
46,900	Red Hat, Inc.(a)	1,277,556

		2,828,166

Computers & Peripherals 0.6%
43,800	Western Digital Corp.(a)	815,118

Electronic Components 5.3%
22,200	L-3 Communications Holdings, Inc.	1,650,570
165,500	LSI Logic Corp.(a)	1,324,000
53,600	PerkinElmer, Inc.	1,262,816
235,700	Solectron Corp.(a)	862,662
51,100	Thomas & Betts Corp.(a)	2,144,156

		7,244,204

Semiconductors 6.7%
33,100	Broadcom Corp. (Class “A” Stock)(a)	1,560,665
51,200	Freescale Semiconductor, Inc.	1,288,704
42,700	Intersil Corp. (Class “A” Stock)	1,062,376
13,100	KLA-Tencor Corp.(a)	646,223
39,600	Microchip Technology, Inc.	1,273,140
95,900	National Semiconductor Corp.	2,491,482
21,100	Nvidia Corp.	771,416

		9,094,006

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	15

Portfolio of Investments

as of December 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Telecommunication Services 3.2%
57,400	Crown Castle International Corp.(a)	$1,544,634
41,100	Harris Corp.	1,767,711
47,400	VeriSign, Inc.(a)	1,039,008

		4,351,353
	Total Investments 99.3% (cost $119,461,561; Note 5)	135,705,824
	Other assets in excess of liabilities 0.7%	891,712

	Net Assets 100%	$136,597,536

(a)	Non-income producing security.

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The industry classification of long-term portfolio holdings, and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005, was as follows:

Oil & Gas	7.6%
Semiconductors	6.7
Retail/Wholesale Specialty Chain	6.5
Electronic Components	6.1
Drugs & Healthcare	4.4
Transportation/Trucking/Shipping	4.4
Building & Construction	4.3
Pharmaceuticals	4.0
Other Commercial/Industrial Services	3.8
Insurance	3.6
Telecommunication Services	3.2
Oil & Gas Production/Pipeline	3.0
Healthcare Services	2.9
Diversified Manufacturing	2.4
Financial/Business Services	2.3
Business Services	2.2
Commercial Services	2.1
Computer Software	2.1
Computer Services & Software	2.0
Oil & Gas Equipment & Services	1.9
Electronics	1.8
Automotive Parts	1.6
Distribution/Wholesale	1.5
Cable TV	1.4
Machinery & Equipment	1.3
Chemicals	1.1
Biotechnology Healthcare	1.1
Medical	1.1
Metals & Mining	1.1
Broadcasting/Media	1.0
Containers & Packaging	1.0
Hotel	1.0
Manufacturing	1.0
Restaurants	0.9
Retail—Auto Parts	0.9
Tools	0.9
Computer Services	0.8
Construction	0.8
Investment Management	0.8
Retail—Restaurants	0.8
Office Equipment	0.7
Computers & Peripherals	0.6
Gaming	0.6

99.3
Other assets in excess of liabilities	0.7

100.0%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	17

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments, at value (cost $119,461,561)	$135,705,824
Cash	3,525,460
Receivable for investments sold	909,439
Dividends and interest receivable	122,676
Receivable for Fund shares sold	33,450
Prepaid expenses	884

Total assets	140,297,733

Liabilities
Payable for investments purchased	2,557,184
Payable for Fund shares reacquired	513,242
Accrued expenses	356,055
Transfer agent fee payable	107,134
Management fee payable	93,207
Distribution fee payable	73,375

Total liabilities	3,700,197

Net Assets	$136,597,536

Net assets were comprised of:
Common stock, at par	$135,559
Paid-in capital, in excess of par	354,301,768

354,437,327
Accumulated net realized losses	(234,084,054)
Net unrealized appreciation on investments	16,244,263

Net assets, December 31, 2005	$136,597,536

See Notes to Financial Statements.

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Class A
Net asset value and price per share ($103,528,409 ÷ 9,752,369 shares of common stock issued and outstanding)	$10.62
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price to public	$11.24

Class B
Net asset value, offering price and redemption price per share, ($26,308,442 ÷ 3,082,242 shares of common stock issued and outstanding)	$8.54

Class C
Net asset value, offering price and redemption price per share ($4,020,661 ÷ 471,037 shares of common stock issued and outstanding)	$8.54

Class Z
Net asset value, offering price and redemption price per share ($2,740,024 ÷ 250,243 shares of common stock issued and outstanding)	$10.95

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	19

Statement of Operations

Year Ended December 31, 2005

Net Investment Income
Income
Dividends	$1,023,663
Interest	39,132

Total income	1,062,795

Expenses
Management fee	1,103,847
Distribution fee—Class A	220,481
Distribution fee—Class B	282,288
Distribution fee—Class C	46,607
Transfer agent’s fees and expenses (including affiliated expenses of $379,970)	526,000
Legal fees and expenses	155,000
Custodian’s fees and expenses	134,000
Directors’ fees	125,000
Reports to shareholders	80,000
Insurance	64,000
Audit fees and expenses	50,000
Registration fees	45,000
Miscellaneous	38,707

Total expenses	2,870,930

Net investment loss	(1,808,135)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	19,155,780
Net change in unrealized depreciation on investments	(2,941,973)

Net gain on investments	16,213,807

Net Increase In Net Assets Resulting From Operations	$14,405,672

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,808,135)	$(1,889,477)
Net realized gain on investment transactions	19,155,780	28,201,780
Net change in unrealized depreciation on investments	(2,941,973)	(6,637,890)

Net increase in net assets resulting from operations	14,405,672	19,674,413

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares subscribed	5,575,094	8,212,180
Cost of shares reacquired	(37,546,868)	(40,613,169)

Net decrease in net assets from Fund share transactions	(31,971,774)	(32,400,989)

Total decrease	(17,566,102)	(12,726,576)

Net Assets
Beginning of year	154,163,638	166,890,214

End of year	$136,597,536	$154,163,638

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	21

Notes to Financial Statements

Nicholas-Applegate Growth Equity Fund (the “Fund”) is currently the only series of Nicholas-Applegate Fund, Inc. (the “Company”). The Fund is an open-end, diversified, management investment company. The Fund’s investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Fund’s subadviser in consultation with the manager to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Company’s Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, there were no securities valued in accordance with such procedures.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or

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designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to shareholders. Therefore, no tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI” or “Manager”). Pursuant to the management agreement, PI has responsibility for all

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	23

Notes to Financial Statements

Cont’d

investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Nicholas-Applegate Capital Management (“NACM” or “Subadviser”); NACM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the Subadviser, the compensation of certain officers of the Company, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prior to May 1, 2004, the management fee paid to PI was computed daily and payable monthly at an annual rate of up to .95% of the Fund’s average daily net assets and PI paid NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. Effective June 1, 2004, NACM amended the voluntary fee waiver arrangement (which was in effect through May 31, 2004) to a contractual waiver through the fiscal year ended December 31, 2005. Under the amended agreement, the management fee paid to PI is computed daily and payable monthly at an annual rate of .95 of 1% of the Fund’s average daily net assets up to $25 million, .825 of 1% of the next $40 million of average daily net assets and .70 of 1% in excess of $65 million. PI pays NACM a fee at the annual rate of .75 of 1% of the Fund’s average daily net assets up to $25 million, .625 of 1% of the next $40 million of average daily net assets and .50 of 1% of the Fund’s average daily net assets in excess of $65 million. During the year ended December 31, 2005, PI earned $1,103,847 in management fees of which it paid $822,734 to NACM under the foregoing agreements. The effective management fee rate was 0.78% for the year ended December 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the daily net assets of the Class A shares.

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Such expenses under the Plans were .21 of 1% of average daily net assets of the Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2005.

PIMS has advised the Fund that it has received approximately $25,500 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2005. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2005, it received approximately $51,300 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of ..0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. For the year ended December 31, 2005, the Fund incurred approximately $86,500 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	25

Notes to Financial Statements

Cont’d

For the year ended December 31, 2005, Prudential Equity Group, LLC (“PEG”), an indirect wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC, an affiliate of PI earned approximately $7,500 and $1,700, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund other than short-term investments for the year ended December 31, 2005 were $157,061,297 and $173,644,674, respectively.

Note 5. Distributions and Tax Information

In order to present accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized loss on investments.

For the year ended December 31, 2005, the adjustments were to decrease accumulated net investment loss and paid-in-capital in excess of par by $1,808,135 due to net operating losses. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

There were no distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004. As of December 31, 2005, there were no distributable earnings on a tax basis.

As of December 31, 2005, the capital loss carryforward for tax purposes was approximately $233,901,000, of which $158,335,000 expires in 2009 and $75,566,000 expires in 2010. During the fiscal year ended December 31, 2005, the Fund utilized approximately $19,083,000 of its prior year capital loss carryforward. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$119,644,506	$18,097,657	$2,036,339	$16,061,318

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The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge(CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are not subject to a front-end sales charge and the CDSC for Class C shares is 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2005:
Shares sold	328,209	$3,185,830
Shares reacquired	(2,842,151)	(27,623,813)

Net increase (decrease) in shares outstanding before conversion	(2,513,942)	(24,437,983)
Shares issued upon conversion from Class B	355,180	3,536,839

Net increase (decrease) in shares outstanding	(2,158,762)	$(20,901,144)

Year ended December 31, 2004:
Shares sold	513,430	$4,450,472
Shares reacquired	(3,408,895)	(29,262,289)

Net increase (decrease) in shares outstanding before conversion	(2,895,465)	(24,811,817)
Shares issued upon conversion from Class B	568,301	4,892,086

Net increase (decrease) in shares outstanding	(2,327,164)	$(19,919,731)

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	27

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended December 31, 2005:
Shares sold	226,220	$1,768,115
Shares reacquired	(808,688)	(6,349,398)

Net increase (decrease) in shares outstanding before conversion	(582,468)	(4,581,283)
Shares issued upon conversion into Class A	(440,105)	(3,536,839)

Net increase (decrease) in shares outstanding	(1,022,573)	$(8,118,122)

Year ended December 31, 2004:
Shares sold	303,503	$2,126,388
Shares reacquired	(919,387)	(6,427,959)

Net increase (decrease) in shares outstanding before conversion	(615,884)	(4,301,571)
Shares issued upon conversion into Class A	(698,462)	(4,892,086)

Net increase (decrease) in shares outstanding	(1,314,346)	$(9,193,657)

Class C
Year ended December 31, 2005:
Shares sold	63,378	$494,189
Shares reacquired	(338,489)	(2,651,753)

Net increase (decrease) in shares outstanding	(275,111)	$(2,157,564)

Year ended December 31, 2004:
Shares sold	117,085	$815,933
Shares reacquired	(363,063)	(2,563,295)

Net increase (decrease) in shares outstanding	(245,978)	$(1,747,362)

Class Z
Year ended December 31, 2005:
Shares sold	12,861	$126,960
Shares reacquired	(93,336)	(921,904)

Net increase (decrease) in shares outstanding	(80,475)	$(794,944)

Year ended December 31, 2004:
Shares sold	93,246	$819,387
Shares reacquired	(267,056)	(2,359,626)

Net increase (decrease) in shares outstanding	(173,810)	$(1,540,239)

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Financial Highlights

DECEMBER 31, 2005	ANNUAL REPORT

Nicholas-Applegate Growth Equity Fund

Financial Highlights

Class A
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.53

Income from investment operations:
Net Investment loss(d)	(0.11)
Net realized and unrealized gains (losses) on investments transactions	1.20

Total from investment operations	1.09

Net asset value, end of year	$10.62

Total Return(a)	11.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$103,528
Average net assets (000)	$104,991
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.86%
Expenses, excluding distribution and service (12b-1) fees	1.65%
Net investment loss	(0.89)%
For Class A, B, C, and Z shares:
Portfolio turnover	113%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.84% and (1.09%), respectively, for the year ended December 31, 2004 and 1.90% and (1.67%), respectively, for the year ended December 31, 2003.
(d)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2004		2003		2002	2001

$8.35		$6.71		$9.87	$17.56

(.09)		(.12)		(.12)	(.16)
1.27		1.76		(3.04)	(7.53)

1.18		1.64		(3.16)	(7.69)

$9.53		$8.35		$6.71	$9.87

14.13%		24.44%		(32.02)%	(43.79)%

$113,469		$118,846		$112,548	$199,165
$112,356		$113,836		$150,286	$245,428

1.77	%(c)	1.81	%(c)	1.76%	1.55%
1.56	%(c)	1.60	%(c)	1.55%	1.34%
(1.02	)%(c)	(1.58	)%(c)	(1.53)%	(1.35)%

206%		248%		167%	149%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	31

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.72

Income from investment operations:
Net Investment loss(c)	(0.17)
Net realized and unrealized gains (losses) on investments transactions	0.99

Total from investment operations	0.82

Net asset value, end of year	$8.54

Total Return(a)	10.62%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,308
Average net assets (000)	$28,229
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.65%
Expenses, excluding distribution and service (12b-1) fees	1.65%
Net investment loss	(0.90)%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89%), respectively, for the year ended December 31, 2004 and 2.69% and (2.47%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2004		2003		2002	2001

$6.82		$5.53		$8.19	$14.70

(.13)		(.14)		(.16)	(.21)
1.03		1.43		(2.50)	(6.30)

.90		1.29		(2.66)	(6.51)

$7.72		$6.82		$5.53	$8.19

13.20%		23.33%		(32.48)%	(44.29)%

$31,691		$36,953		$41,219	$88,533
$33,020		$38,686		$64,374	$135,119

2.56	%(b)	2.60	%(b)	2.55%	2.34%
1.56	%(b)	1.60	%(b)	1.55%	1.34%
(1.82	)%(b)	(2.38	)%(b)	(2.32)%	(2.12)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	33

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.72

Income from investment operations:
Net Investment loss(c)	(0.18)
Net realized and unrealized gains (losses) on investments transactions	1.00

Total from investment operations	0.82

Net asset value, end of year	$8.54

Total Return(a)	10.62%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,021
Average net assets (000)	$4,661
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.65%
Expenses, excluding distribution and service (12b-1) fees	1.65%
Net investment loss	(0.90)%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89%), respectively, for the year ended December 31, 2004 and 2.69% and (2.46%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Class C
Year Ended December 31,
2004		2003		2002	2001

$6.82		$5.53		$8.19	$14.70

(.13)		(.14)		(.16)	(.21)
1.03		1.43		(2.50)	(6.30)

.90		1.29		(2.66)	(6.51)

$7.72		$6.82		$5.53	$8.19

13.20%		23.33%		(32.48)%	(44.29)%

$5,761		$6,765		$6,538	$11,473
$6,089		$6,588		$8,893	$13,359

2.56	%(b)	2.60	%(b)	2.55%	2.34%
1.56	%(b)	1.60	%(b)	1.55%	1.34%
(1.82	)%(b)	(2.37	)%(b)	(2.32)%	(2.14)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.81

Income from investment operations:
Net Investment loss(c)	(0.10)
Net realized and unrealized gains (losses) on investments transactions	1.24

Total from investment operations	1.14

Net asset value, end of year	$10.95

Total Return(a)	11.62%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,740
Average net assets (000)	$2,830
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.65%
Expenses, excluding distribution and service (12b-1) fees	1.65%
Net investment loss	(0.89)%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.63% and (0.90%), respectively, for the year ended December 31, 2004 and 1.69% and (1.46%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Class Z
Year Ended December 31,
2004		2003		2002	2001

$8.58		$6.88		$10.09	$17.93

(.07)		(.10)		(.11)	(.14)
1.30		1.80		(3.10)	(7.70)

1.23		1.70		(3.21)	(7.84)

$9.81		$8.58		$6.88	$10.09

14.47%		24.56%		(31.81)%	(43.69)%

$3,243		$4,326		$4,533	$11,384
$3,532		$4,523		$8,224	$15,039

1.56	%(b)	1.60	%(b)	1.55%	1.34%
1.56	%(b)	1.60	%(b)	1.55%	1.34%
(.83	)%(b)	(1.37	)%(b)	(1.32)%	(1.14)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	37

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc. (the “Fund”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the years ended December 31, 2002 and 2001 were audited by other independent accountants whose report dated January 24, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Los Angeles, California

February 6, 2006

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the “Manager”).

Independent Directors**

Dann V. Angeloff (70), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): President, The Angeloff Company (corporate financial advisers) (since 1976); Trustee (1979-1987) and University Counselor to the President (since 1987), University of Southern California.

Other Directorships held:**** Director, Soft Brands Inc. (since 1999) (technology), Public Storage, Inc. (NYSE: PSA) (since 1980) (real estate investment trust); Trustee, Bjurman, Barry Funds (since 2004) (Micro and Small Cap Growth Fund).

Fred C. Applegate (60), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Private Investor. Formerly President, Nicholas-Applegate Capital Management (August 1984-December 1991). Trustee, Miami University (since 2000); Board of Governors, The San Diego Foundation (since 1998); Vice Chair of Investment Committee, The San Diego Foundation (since 1997).

Theodore J. Coburn (52), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Coburn & Co (consulting) (since 1992); formerly Senior Vice President, NASDAQ Stock Market (2002-2003); Formerly Managing Director of Global Equity Transactions Group and Member of Board of Directors, Prudential Securities Incorporated (Prudential Securities) (registered broker-dealer) (September 1986-June 1991).

Other Directorships held:**** Trustee, Allianz Funds; Director, Bromwell Funds (since 2003).

Randolph W. Westerfield (64), Director since 2002*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Dean Emeritus and Charles B. Thornton Professor of Finance of Marshall School of Business, University of Southern California (2004-present).

Other Directorships held:**** Member of Board of Directors of Health Management Associates (NYSE: HMA) (2000-present);

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	39

Interested Directors**

Robert F. Gunia (59), President (since 2004) and Director since 1992*/*** Oversees 159 portfolios in Fund Complex

Principal occupations (5 years): Chief Administrative Officer (since September 1999) of PI; Executive Vice President (since December 1996) of PI; President (since April 1999) of PIMS; Executive Vice President (since March 1999) and Treasurer (since May 2000) of PMFS.

Other Directorships held: Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Arthur B. Laffer (65), Director since 1987*****/*** Oversees 1 portfolio in Fund Complex

Principal occupations (last 5 years): Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Incorporated (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board, since 1998; Distinguished University Professor and Director, Pepperdine University (September 1985-May 1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships held: Director of MPS Group, Inc. (NYSE; MPS), since 2003, Director of Petco Animal Supplies, Inc. (NASDAQ; PETC), since 2002; Director, Oxigene Inc., (NASDAQ; OXGN), (biopharmaceutical company), (since 1998); Director of Provide Commerce (NASDAQ PRVD)(since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation) (water purification), (since 1991).

Information pertaining to the officers of the Company who are not also Directors is set forth below.

Officers**

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer Since 1995***

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48), Secretary Since 1998; Assistant Secretary 1991-1998***

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (46), Chief Compliance Officer Since 2004***

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

40	Visit our website at www.strategicpartners.com

Charles Field (50), Vice President and Chief Legal Officer Since 2004***

Principal occupations (last 5 years): General Counsel of Nicholas-Applegate Capital Management, Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC and Nicholas-Applegate Securities International LDC (since February 2004); Deputy General Counsel, Nicholas-Applegate Capital Management, LLC (1996-February 2004).

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer***

Principal occupations (last 5 years): Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as Manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

*	“Interested Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**	The address of the Directors and officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***	There is no set term of office for Directors and officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or officer.

****	This includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

*****	Mr. Laffer is considered to be an “interested person” of the Fund because Laffer Associates or its affiliates received material compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser. Mr. Laffer is treated as an Interested Director for purposes of voting and board composition, however he is compensated by the Fund as if an Independent Director.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	41

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	5.31%	–10.59%	4.15%	7.89%
Class B	5.62	–10.47	3.91	7.31
Class C	9.62	–10.29	3.91	5.78
Class Z	11.62	–9.38	N/A	4.23

Average Annual Total Returns (Without Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	11.44%	–9.57%	4.74%	8.22%
Class B	10.62	–10.29	3.91	7.31
Class C	10.62	–10.29	3.91	5.78
Class Z	11.62	–9.38	N/A	4.23

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.

The graph compares a $10,000 investment in Nicholas-Applegate® Growth Equity Fund (Class A shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap® Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables on the prior page, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower. For the period June 1, 2003, through May 31, 2004, Prudential Investments LLC (PI) voluntarily agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $75 million, and 0.70% thereafter. For the period June 1, 2004, through May 31, 2005, PI has contractually agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $40 million, and 0.70% thereafter. For the period June 1, 2005, through May 31, 2006, PI has contractually agreed to extend this reduced management fee. Without this reduced management fee, the returns would have been lower.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase and a 12b-1 fee of 1% annually. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the Fund’s website at www.strategicpartners.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Fred C. Applegate, Chairman • Dann V. Angeloff • Theodore J. Coburn • Robert F. Gunia • Arthur B. Laffer • Randolph W. Westerfield

OFFICERS
Robert F. Gunia, President and Chief Executive Officer • Charles Field, Vice President and Chief Legal Officer • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Deborah A. Docs, Secretary • Lee Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Nicholas-Applegate Capital Management	600 West Broadway San Diego, CA 92101

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	8800 Tinicum Boulevard Philadelphia, PA 19153

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	350 South Grand Avenue Los Angeles, CA 90071

FUND COUNSEL	Vedder, Price, Kaufman & Kammholz, P.C.	222 North LaSalle Street Chicago, IL 60601

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Nicholas-Applegate® Growth Equity Fund
Share Class	A	B	C	Z
NASDAQ	NAPGX	NAGBX	PNACX	PNAZX
CUSIP	653698209	653698308	653698407	653698506

MF151E    IFS-A114163    Ed. 02/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board of Directors has designated Mr. Theodore J. Coburn as an “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $50,000 and $44,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $50,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. There were no non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 and 2004.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Nicholas-Applegate Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert F. Gunia
Robert F. Gunia
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.